LIKE NO OTHER Q1 2015 EARNINGS RELEASE April 29, 2015 Exhibit 99.2

DISCLAIMER
FORWARD-LOOKING STATEMENTS
This presentation contains forward-looking statements. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “could,” “may,” “will,” “should,” “seeks,” “likely,” “intends,” “plans,” “pro forma,” “projects,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods that may be incorrect or imprecise and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: our limited operating history as an integrated company; business and economic conditions generally and in the bank and non-bank financial services industries, nationally and within our local market area; our ability to mitigate our risk exposures; our ability to maintain our historical earnings trends; risks related to the integration of acquired businesses and any future acquisitions; changes in management personnel; interest rate risk;
concentration of our factoring services in the transportation industry; credit risk associated with our loan portfolio; lack of seasoning in our loan portfolio;
deteriorating asset quality and higher loan charge-offs; time and effort necessary to resolve nonperforming assets; inaccuracy of the assumptions and estimates we make in establishing reserves for probable loan losses and other estimates; lack of liquidity; fluctuations in the fair value and liquidity of the securities we hold for sale; impairment of investment securities, goodwill, other intangible assets or deferred tax assets; risks related to our asset management business; our risk management strategies; environmental liability associated with our lending activities; increased competition in the bank and non-bank financial services industries, nationally, regionally or locally, which may adversely affect pricing and terms; the obligations associated with being a public company; the accuracy of our financial statements and related disclosures; material weaknesses in our internal control over financial reporting; system failures or failures to prevent breaches of our network security; the institution and outcome of litigation and other legal proceedings against us or to which we become subject; changes in carry-forwards of net operating losses; changes in federal tax law or policy; the impact of recent and future legislative and regulatory changes, including changes in banking, securities and tax laws and regulations, such as the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and their application by our regulators;
governmental monetary and fiscal policies; changes in the scope and cost of the Federal Deposit Insurance Corporation insurance and other coverages; failure to receive regulatory approval for future acquisitions; increases in our capital requirements; and risk retention requirements under the Dodd-Frank Act.
While forward-looking statements reflect our good-faith beliefs, they are not guarantees of future performance. All forward-looking statements are necessarily only estimates of future results. Accordingly, actual results may differ materially from those expressed in or contemplated by the particular forward-looking statement,
and, therefore, you are cautioned not to place undue reliance on such statements.   Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law.
NON-GAAP FINANCIAL MEASURES
This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided at the end of the presentation .Numbers in this presentation may not sum due to rounding.
Unless otherwise referenced, all data presented is as of 3/31/2015.

TRIUMPH

TRIUMPH SAVINGS BANK

TRIUMPH COMMUNITY BANK

TRIUMPH COMMERCIAL FINANCE

TRIUMPH HEALTHCARE FINANCE

TRIUMPH BUSINESS CAPITAL

TRIUMPH CAPITAL ADVISORS

TRIUMPH INSURANCE

TRIUMPH

Headquartered in Dallas, Texas, Triumph Bancorp, Inc. (NASDAQ: TBK) is a financial holding company with a diversified line of community banking, commercial finance and asset management activities.
www.triumphbancorp.com
$1.5
billion
in assets
13
states
(4)
509
team
members
(5)
PLATFORM OVERVIEW
(1)
Triumph Savings Bank, SSB d/b/a Triumph Commercial Finance;
(2)
Triumph Community Bank, N.A. d/b/a Triumph Healthcare Finance;
(3)
Advance Business Capital LLC d/b/a Triumph
Business Capital;
(4)
Number of states represents states with branches, loan production offices or sales personnel;
(5)
485 full time equivalent employees.
(1)
(3)
(2)

HOW WE GO TO MARKET
Community
Banking
Focused on
reaching our
communities
through service,
selling and
saturation
Emphasis on long-
term customer
relationships
Demonstrated ability
to work with clients
throughout
economic cycles
Focused on cross-
selling additional
products and
services to enhance
relationships
A bank for all
people, committed
to their financial
goals in every stage
of life
Factoring
Offered at our
Triumph Business
Capital subsidiary
and at Triumph
Savings Bank under
our Triumph
Commercial Finance
brand
Following over 10
years in the
business, Triumph
Business Capital is
among the largest
discount factors in
the transportation
sector
Expanding
operations into
staffing, distribution
and other sectors
Asset Based
Lending
Offered under our
Triumph
Commercial Finance
and Triumph
Healthcare Finance
brands
Decades of
experience in our
leadership team
that has a proven
track record in credit
discipline
Specialized industry
expertise in
healthcare ABL
Relationship-based
lending built around
knowing our clients
and their businesses
Equipment Finance
Offered under our
Triumph
Commercial Finance
brand
National lending
platform focused on
transportation,
construction, and
waste management
Multi-use collateral
with a broad and
active resale
market, revenue
producing, long
economic life and
low risk of
obsolescence
Direct sales model
built on long term
relationships, many
going back over 10
years
Asset
Management
Offered through
Triumph Capital
Advisors
$1.7 billion in assets
under management,
including active
collateralized loan
obligations (“CLOs”)
and warehouse
assets
Focuses on issuing
and managing CLOs
Led by a team with
decades of
experience who has
been involved in the
issuance of nearly
$30 billion of CLOs
4 CLOs under
management and 1
CLO currently in
warehouse
Commercial Finance

10th Anniversary
Best Companies to Work for in Texas 2015

TRIUMPH

Preliminary nontaxable bargain purchase gain
on Doral Money, Inc. of $12.5 million with a
net of tax contribution of $11.4 million
recognized in the quarter
Purchased Doral Money, Inc. acquiring two
additional CLOs and increasing AUM to $1.7
billion
Loan growth of $17.8 million in Triumph
Healthcare Finance, $11.9 million in TCF
Equipment Finance and $14.8 million in our
mortgage warehouse
Named one of the Best Companies to Work
for in TEXAS in 2015 by the Texas
Association of Business, after being named
a Best Place to Work in Dallas in 2013 and
2014 by the Dallas Business Journal
$13.9 million
Net income to common stockholders
Q1 2015 HIGHLIGHTS
COMMERCIAL
FINANCE  LOAN
GROWTH
11.2%
NIM
6.11%
Net Interest Margin*
(5.76% adjusted)
ROA
3.93%
Return on Assets
TCE/TA
14.8%
Tangible Common
Equity / Tangible
Assets*
*Reconciliations of non-GAAP financial measures can be found at the end of the presentation

(annualized)

FINANCIAL HIGHLIGHTS
(1) The Company uses certain non-GAAP financial measures to provide meaningful supplemental information regarding the Company's operational performance and to enhance investors' overall understanding of such financial performance.
(2) Asset quality ratios exclude loans held for sale
(3) Current quarter ratios are preliminary and, beginning January 1, 2015, are calculated under the requirements of Basel III.
Key Metrics
Mar 31, Dec 31, Sep 30, Jun 30, Mar 31,
2015 2014 2014 2014 2014
Performance ratios - annualized
Return on average assets 3.93% 0.78% 3.01% 0.88% 1.19%
Return on average tangible common equity (ROATCE)
(1)
27.38% 5.11% 34.26% 8.98% 13.00%
Yield on loans 8.50% 8.98% 8.66% 8.83% 9.17%
Cost of total deposits 0.55% 0.52% 0.48% 0.42% 0.43%
Net interest margin
(1)
6.11% 6.58% 6.69% 6.58% 6.85%
Net noninterest expense to average assets
(1)
4.18% 4.44% 4.48% 3.99% 3.92%
Efficiency ratio
(1)
79.70% 78.58% 78.29% 71.78% 69.40%
Asset Quality
(2)
Nonperforming assets to total assets 1.62% 1.73% 2.05% 1.82% 1.86%
ALLL to total loans 0.92% 0.88% 0.75% 0.67% 0.58%
Net charge-offs to average loans 0.02% 0.03% 0.03% 0.01% (0.01%)
Capital
(3)
Tier 1 capital to average assets 17.32% 15.92% 12.20% 11.00% 11.89%
Tier 1 capital to risk-weighted assets 20.68% 19.56% 14.59% 12.66% 14.32%
Common equity tier 1 capital to risk-weighted assets 18.32% N/A N/A N/A N/A
Total capital to risk-weighted assets 21.47% 20.35% 15.27% 13.22% 14.78%
Per Share Amounts
Book value per share 13.52 $        12.68 $        14.18 $       13.23 $       12.94 $
Tangible book value per share
(1)
11.84 $        11.06 $        11.17 $       10.08 $       10.12 $
Basic earnings per common share 0.78 $          0.14 $          0.96 $         0.23 $         0.32 $
Diluted earnings per common share 0.76 $          0.14 $          0.91 $         0.23 $         0.32 $
As of and For the Three Months Ended

REAL ESTATE
Commercial Real Estate
Construction, Land  & Development
1-4 Family Residential
Farmland
COMMERCIAL
MORTGAGE WAREHOUSE
Loans HFI = $1,011.4 million
1Q15 Yield = 8.50% GAAP
(1)
Chart data labels – dollars in millions
(1)
Adjusted yield on loans of 8.04% excluding discount accretion. Reconciliations of non-GAAP financial measures can be found at the end of the presentation
HEALTHCARE ASSET
BASED LENDING
EQUIPMENT FINANCE
FACTORED RECEIVABLES $171.5
ASSET BASED LENDING $36.5
LOAN PORTFOLIO DETAIL
Community Banking / Other Commercial Finance
CONSUMER
62%
25%
2%
11%
$385.8
38%
$625.6
62%
31%
15%
10%
44%
$11.2
$236.7
$52.2
$69.9
$157.3
$24.8
$73.6
$118.3
$59.6

Loans Held for Investment
(in millions)
Yields

TRIUMPH

LOAN MIX, YIELD AND GROWTH
Community Banking / Other Factored receivables Equipment
Asset based lending (General) Asset based lending (Healthcare) Adjusted Loan Yields*
*Reconciliations of non-GAAP financial measures can be found at the end of the presentation
0%
2%
4%
6%
8%
10%
12%
14%
0
200
600
800
1,000
1,200
2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15
400

LOAN YIELDS AND NET INTEREST
MARGIN
0%
2%
4%
6%
8%
10%
12%
14%
16%
0%
1%
2%
3%
4%
5%
6%
7%
8%
9%
10%
• SNL U.S. Bank $1B-$5B : Includes all Major Exchange (NYSE, NYSE MKT, NASDAQ) Banks in SNL's coverage universe with $1B to $5B in Assets as of 04/27/2015
**Reconciliations of non-GAAP financial measures can be found at the end of the presentation
2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15
GAAP / Reported Adjusted** SNL U.S. Bank $1B-$5B*
12.29%
12.86%
9.38%
9.17%
8.83%
8.66%
8.98%
8.50%
11.56%
12.48%
7.69% 7.73%
7.75%
8.03%
8.29%
8.04%
9.04%
9.06%
6.68%
6.85%
6.58%
6.69%
6.58%
6.11%
8.46%
8.76%
5.43%
5.73% 5.74%
6.19%
6.05%
5.76%
3.80%
3.83% 3.85%
3.74% 3.72% 3.74% 3.74% 3.70%
2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15

DEPOSIT MIX, RATE AND GROWTH
0.0%
0.2%
0.4%
0.6%
0.8%
1.0%
1.2%
1.4%
1.6%
0
200,000
400,000
600,000
800,000
1,000,000
1,200,000
1,400,000
2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15
Brokered deposits Certificates of deposit Interest bearing deposits
Noninterest bearing demand Cost of total deposits Cost of interest bearing deposits

Noninterest income
(in thousands)
% of Total Revenue

TRIUMPH

NONINTEREST INCOME
Note: Excludes $12.5 million bargain purchase gain in Q1 2015, $12.6 million branch sale gain in Q3 2014 and $9.0 million bargain purchase gain in Q4 2013 for comparability purposes
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
16.0%
18.0%
20.0%
—
500
1,000
1,500
2,000
2,500
3,000
3,500
4,000
4,500
Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015
Service charges on deposits Card income Fee income
Asset management fees Other Noninterest income as a % of total revenue

Noninterest expense = $20.8 million
Noninterest expense = $19.7 million
Efficiency Ratio = 78.6%*
Q1 2015 Q4 2014
Chart data labels – dollars in thousands
NONINTEREST EXPENSE
Salaries and employee
benefits
$13,269
Occupancy, furniture
and equipment
$1,572
Professional fees
$1,327
Advertising and
promotion
$543
Communications and
technology
$886
Other
$3,186
Salaries and employee
benefits
$12,752
Occupancy, furniture
and equipment
$1,429
Professional fees
$1,146
Advertising and
promotion
$366
Communications and
technology
$961
Other
$3,031
Efficiency Ratio = 79.7%*
($18.8 million adjusted*)
*Q1 2015 efficiency ratio calculated on adjusted noninterest expense.  Reconciliations of non-GAAP financial measures can be found at the end of the presentation.

Net Chargeoffs
(in thousands)
% of Average Loans

Non-Performing Assets
(in millions)
% of Total Average Loans

TRIUMPH

ASSET QUALITY
-0.1%
0.0%
0.1%
0.2%
0.3%
0.4%
0.5%
0.6%
(200)
-
200
400
600
800
1,000
1,200
1,400
1,600
2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15
Net Chargeoffs (NCOs) NCOs / Average Loans
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
3.5%
4.0%
-
5.0
10.0
15.0
20.0
25.0
30.0
2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15
Non-Performing Assets (NPAs) NPAs / Assets

Coverage Analysts:
Brad Milsaps - Sandler O’Neill & Partners
John Pancari - Evercore ISI
Jared Shaw - Wells Fargo Securities, LLC
Jefferson Harralson - Keefe, Bruyette and Woods
Bill Carcache - Nomura Securities International
INVESTMENT CONSIDERATIONS
• We are an entrepreneurial financial services company that seeks to balance financial returns with franchise value creation
• We prefer to spread our risk all along the economic continuum (start-ups to mature businesses) through a variety of community banking and commercial finance products and services
• We provide bundled services (insurance, treasury management, etc.) which contribute to operational efficiency, client retention and relational pricing power
• We leverage a highly experienced, well respected executive leadership team who has experience at much larger institutions
• Our community banking and commercial finance lending operations are built on policies, processes and, most importantly, people that have successfully navigated multiple credit cycles
0.85
0.90
0.95
1.00
1.05
1.10
1.15
1.20
11/7/2014 12/7/2014 1/7/2015 2/7/2015 3/7/2015
Normalized as of  11/7/2014 through 3/31/2015
TBK Equity - Last Price BKX Index - Last Price
CBNK Index - Last Price

APPENDIX LIKE NO OTHER

OIL AND GAS DETAIL
As part of our ongoing operations, Triumph lends in the energy space in Texas and across the nation.  Our activities consist of indirect transactions with short durations or to customers borrowing on mostly multi-use assets.  We do not participate in production or reserve based lending.
ASSET BASED LENDING
We have approximately $16.1 million in exposure to energy
related clients.  These loans are mostly working capital
loans where we maintain dominion of cash.  We typically
average less than 45 days exposure with these clients.
COMMUNITY BANKING
We currently do not have any material exposure in our
community banking portfolio.
FACTORING
We have exposure and factor approximately $15.0 million
for transportation clients who haul for energy related
account debtors.  A small portion of these provide
miscellaneous oilfield services unrelated to trucking
(roustabout, welding, tank cleaning, etc.).  We perform
regular credit checks on the account debtors and average
between 70 and 80 days exposure.  Payment terms have
extended due to back office consolidations and closures
among account debtors and this is affecting remittance
routing.  At this time, we do not see any increased
likelihood of nonpayment by these account debtors.
EQUIPMENT
We have approximately $28.5 million in exposure to energy
related clients.  Most of these loans are secured by multi-
use equipment not directly tied to the energy industry, such as trucks, trailers and cranes for which there is a robust
secondary market.

DORAL MONEY, INC. ACQUISITION DETAILS
Doral Money, Inc. Transaction Highlights
*Asset management fees include a performance fee of $258,000, that was payable on the first payment date of Trinitas II
-
100
200
300
400
500
600
700
800
900
1,000
-
200
400
600
800
1,000
1,200
1,400
1,600
1,800
Q2 2014 Q3 2014 Q4 2014 Q1 2015*
Assets under management Asset management fees
Triumph Capital Advisors: AUM & Fees
• On March 3, 2015, we acquired Doral
Money, Inc. (“DMI”), a subsidiary of Doral
Bank, in connection with the FDIC’s
auction process for Doral Bank
• Triumph Capital Advisors (“TCA”)
acquired the management contracts to
two active CLOs consisting of
approximately $700 million in assets
under management (“AUM”)
• TCA’s AUM increased to approximately
$1.7 billion as a result of the transaction
• TCA also acquired a $37 million shared
national credit (“SNC”) portfolio and
certain securities of the CLOs
• The CLO securities were divested to a
third party upon closing, and the SNC
portfolio was liquidated, with no material
gains or losses, within days of closing
(Dollars in thousands)
Summary of
Fair Values
Fair value of net assets acquired:
Equity of DMI (fair value of net DMI assets) 146,455 $
CLO management contracts 1,918
Fair value of net assets acquired 148,373
Consideration Transferred:
Cash paid at closing 133,263
Sales price adjustment 2,601
Consideration Transferred 135,864
Bargain purchase gain: 12,509 $

NON-GAAP FINANCIAL RECONCILIATION
Metrics and non-GAAP financial reconciliation
Mar 31, Dec 31, Sep 30, Jun 30, Mar 31,
(Dollars in thousands, except per share amounts) 2015 2014 2014 2014 2014
Net income available to common stockholders 13,852 $       2,021 $        9,495 $        2,285 $        3,148 $
Dilutive effect of preferred stock —                  —                 —                 —                 192
Less: gain on branch sale, net of tax
—                  —                 7,892           —                 —
Less: bargain purchase gain, nontaxable 12,509          —                 —                 —                 —
Add: merger and acquisition expenses, net of tax 158                —                 —                 —                 —
Add: incremental bonus accrual, net of tax 1,138            —                 —                 —                 —
Less: escrow recovery from Doral Healthcare Finance, net of tax
195                —                 —                 —                 —
Adjusted net income available to common stockholders
2,444 $         2,021 $        1,603 $        2,285 $        3,340 $
Weighted average shares outstanding - diluted 18,428,663   14,261,717 10,602,155 9,910,507    10,544,902
Less: adjusted effects of assumed Preferred Stock conversion 676,351        —                 676,351       —                 —
Adjusted weighted average shares outstanding - diluted
17,752,312   14,261,717 9,925,804    9,910,507    10,544,902
Adjusted diluted earnings per common share
0.14 $           0.14 $          0.16 $          0.23 $          0.32 $
Average common equity
234,555 $     N/A N/A N/A N/A
Less: average contribution impact of Doral Money, Inc transaction 3,549            N/A N/A N/A N/A
Adjusted average common equity 231,006        N/A N/A N/A N/A
Adjusted return on average common equity
4.29% N/A N/A N/A N/A
Average total assets
1,449,791 $  N/A N/A N/A N/A
Less: average contribution impact of Doral Money, Inc transaction 3,549            N/A N/A N/A N/A
Adjusted average total assets 1,446,242     N/A N/A N/A N/A
Adjusted return on average total assets
0.69% N/A N/A N/A N/A
As of and For the Three Months Ended

NON-GAAP FINANCIAL RECONCILIATION
Metrics and non-GAAP financial reconciliation (cont'd) As of and For the Three Months Ended
Mar 31, Dec 31, Sep 30, Jun 30, Mar 31,
($ in thousands, except per share amounts) 2015 2014 2014 2014 2014
Net income available to common stockholders 13,852 $       2,021 $        9,495 $        2,285 $        3,148 $
Average tangible common equity 205,204        156,888       109,944       102,107       98,198
Return on average tangible common equity (ROATCE)
27.38% 5.11% 34.26% 8.98% 13.00%
Efficiency ratio:
Net interest income 19,725 $       21,329 $      20,395 $      19,881 $      18,855 $
Noninterest income
16,659          3,721           15,804         2,633           2,609
Operating revenue
36,384          25,050         36,199         22,514         21,464
Less: gain on branch sale
—                  —                 12,619         —                 —
Less: bargain purchase gain 12,509          —                 —                 —                 —
Less: escrow recovery from Doral Healthcare Finance 300                —                 —                 —                 —
Adjusted operating revenue
23,575 $       25,050 $      23,580 $      22,514 $      21,464 $
Total noninterest expenses 20,783 $       19,685 $      18,461 $      16,160 $      14,896 $
Less: merger and acquisition expenses
243                —                 —                 —                 —
Less: incremental bonus accrual
1,750            —                 —                 —                 —
Adjusted noninterest expenses 18,790 $       19,685 $      18,461 $      16,160 $      14,896 $
Efficiency ratio
79.70% 78.58% 78.29% 71.78% 69.40%
Net noninterest expense to average assets ratio:
Total noninterest expenses 20,783 $       19,685 $      18,461 $      16,160 $      14,896 $
Less: merger and acquisition expenses 243                —                 —                 —                 —
Less: incremental bonus accrual
1,750            —                 —                 —                 —
Less: noninterest income, excluding gain on branch sale and bargain purchase gain
4,150            3,721           3,185           2,633           2,609
Less: escrow recovery from Doral Healthcare Finance 300                —                 —                 —                 —
Adjusted net noninterest expenses 14,940 $       15,964 $      15,276 $      13,527 $      12,287 $
Average total assets
1,449,791     1,427,475    1,354,207    1,359,503    1,271,024
Net noninterest expense to average assets ratio
4.18% 4.44% 4.48% 3.99% 3.92%

NON-GAAP FINANCIAL RECONCILIATION
Metrics and non-GAAP financial reconciliation (cont'd) As of and For the Three Months Ended
Mar 31, Dec 31, Sep 30, Jun 30, Mar 31,
($ in thousands, except per share amounts) 2015 2014 2014 2014 2014
Reported yield on loans 8.50% 8.98% 8.66% 8.83% 9.17%
Effect of accretion income on acquired loans (0.46%) (0.69%) (0.63%) (1.08%) (1.44%)
Adjusted yield on loans
8.04% 8.29% 8.03% 7.75% 7.73%
Reported net interest margin 6.11% 6.58% 6.69% 6.58% 6.85%
Effect of accretion income on acquired loans (0.35%) (0.53%) (0.50%) (0.84%) (1.12%)
Adjusted net interest margin
5.76% 6.05% 6.19% 5.74% 5.73%
Total stockholders' equity 252,677 $   237,509 $   149,931 $   140,027 $   137,184 $
Less: Preferred stock liquidation preference 9,746 9,746 9,746 9,746 9,746
Total common stockholders' equity 242,931 227,763 140,185 130,281 127,438
Less: Goodwill and other intangibles
30,211 29,057 29,783 31,043 27,792
Tangible common stockholders' equity
212,720 $   198,706 $   110,402 $   99,238 $     99,646 $
Common shares outstanding
17,963,783 17,963,783 9,886,778 9,845,819 9,846,096
Tangible book value per share
11.84 $       11.06 $       11.17 $       10.08 $       10.12 $
Total assets at end of period 1,472,743 $ 1,447,898 $ 1,347,798 $ 1,407,072 $ 1,297,110 $
Less: Goodwill and other intangibles
30,211 29,057 29,783 31,043 27,792
Adjusted total assets at period end 1,442,532 $ 1,418,841 $ 1,318,015 $ 1,376,029 $ 1,269,318 $
Tangible common stockholders' equity ratio
14.75% 14.00% 8.38% 7.21% 7.85%